                                                                    EXHIBIT 23.2

The Board of Directors
The Home Depot, Inc.:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                          /s/ KPMG LLP


Atlanta, Georgia
December 15, 1999